Exhibit (a)(55)

VOYA SERIES FUND, INC.

ARTICLES OF AMENDMENT

VOYA SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND: The following Series is hereby dissolved: Voya Core Equity Research Fund.

THIRD: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

Sixth: Of the 22,000,000,000 Shares which the Corporation has authority to issue, 13,900,000,000 Shares have been and are hereby designated and classified into the following series (each a “Series”) and classes of series (each a “Class”):

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Alternative Beta Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class R	100,000,000
	Class W	100,000,000
Voya Capital Allocation Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000

Exhibit (a)(55)

Name of Series	Name of Class of Series	Number of Shares Allocated
	Class O	100,000,000
	Class R	100,000,000
	Class W	100,000,000
Voya Corporate Leaders 100 Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000
	Class R6	100,000,000
	Class W	100,000,000
Voya Global Target Payment Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class R	100,000,000
	Class W	100,000,000
Voya Large Cap Growth Fund	Class A	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class R	100,000,000
	Class R6	100,000,000

Exhibit (a)(55)

Name of Series	Name of Class of Series	Number of Shares Allocated
	Class W	100,000,000
Voya Mid Cap Value Advantage Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000
	Class W	100,000,000
Voya Money Market Fund	Class A	1,000,000,000
	Class B	1,000,000,000
	Class C	1,000,000,000
	Class I	1,000,000,000
	Class L	1,000,000,000
	Class O	1,000,000,000
	Class R	1,000,000,000
	Class W	1,000,000,000
Voya Small Company Fund	Class A	100,000,000
	Class B	100,000,000
	Class C	100,000,000
	Class I	100,000,000
	Class O	100,000,000
	Class R	100,000,000

Exhibit (a)(55)

Name of Series	Name of Class of Series	Number of Shares Allocated
	Class R6	100,000,000
	Class W	100,000,000
ING Tactical Asset Allocation Fund	Class I	100,000,000
Brokerage Cash Reserves		1,000,000,000

FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and made pursuant to § 2-603 of the Maryland General Corporation Law.

FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

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Exhibit (a)(55)

The undersigned Senior Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary on this 2nd day of April, 2015.

WITNESS:	Voya Series Fund, Inc.

/s/ Huey P. Falgout, Jr.	/s/ Todd Modic

Name: Huey P. Falgout, Jr.	Name: Todd Modic
Title: Secretary	Title: Senior Vice President

Return Address:

Voya Series Fund, Inc.

7337 E. Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

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Exhibit (a)(55)

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of Voya Series Fund, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges that the foregoing Articles of Amendment are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Name: Todd Modic
Title: Senior Vice President